Exhibit 10.3

Exhibit 10.3

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1.REQUISITION NUMBER

PAGE 1 OF

6

2. CONTRACT NO.

SPM1C1-07-D-1519

3. AWARD/EFFECTIVE

DATE

4. ORDER NUMBER

5. SOLICITATION NUMBER

SP0100-06-R-0007

6. SOLICITATION ISSUE DATE

6/13/07

7. FOR SOLICITAION INFORMATION CALL:

a. Name

Stephanie Montague, FQAA

b. TELEPHONE NUMBER (No Collect

Calls)

(215) 737-7141

8 OFFER DUE DATE/ LOCAL TIME

9. ISSUED BY

CODE

SPM1C1

10. THIS ACQUISTION IS

☑UNRESTRICTED OR☑ SET ASIDE% FOR:

DEFENSE SUPPLY CENTER PHILADELPHIA

☑SMALL BUSINESS `EMERGING SMALL BUSINESS

700 ROBBINS AVENUE, BLDG 6D

NAICS #316211 ☑HUBZONE SMALL BUSINESS

PHILADELPHIA PA 19111

215-737-7141

SIZE STANDARD: 500 ` SERVICE DISABLED VETERAN-OWNED SMALL BUSINESS `8(A)

11. DELIVERY FOR FOB

DESTINATION

12. DISCOUNT TERMS

☑13a.THIS CONTRACT IS A

RATED ORDER UNDER

13b. RATING

DO-C9

UNLESS BLOCK IS MARKED

DPAS (15 CFR 700)

14. METHOD OF SOLICITAION

` SEE SCHEDULE

15 DELIVER TO

CODE

16. ADMINISTERED BY

SEE SCHEDULE

DCMA ATLANTA

2300 LAKE PARK DRIVE

17a CONTRACTOR/

CODE

02LQ6

FACILITY CODE

SUITE 300/MYRNA, GA 30080

CODE

S1103A

OFFEROR

18a. PAYMENT WILL BE MADE BY

Altama Footwear

1200 Lake Hearn Drive, Suite 475

Atlanta, GA 30319

TELEPHONE NO. 404-260-2888

DFAS COLUMBUS CENTER

DFAS BVDPII CC

3990 EAST BROAD STREET, BLDG 21

COLUMBUS, OH 43213-6248

☑ 17b. CHECK IF REMITTANCE IS DIFFERENT AND

PUT SUCH ADDRESS IN OFFER

18B. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK

BELOW IS CHECKED ` SEE ADDENDUM

` RFO` IFB☑ RFP

19. ITEM NO.

20. SCHEDULE OF SUPPLIES/SERVICES

21.QUANTITY

22. UNIT

23. UNIT PRICE

24. AMOUNT

ARMY COMBAT BOOT HOT WEATHER

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT (FOR GOVT USE ONLY)

BX 97X4930 5CBX 001 2630S33189

$98,997,590.08 (EST MAX BASE &OPTS

` 27a. SOLICITATION/INCORPORATES BY REFERENCE FAR 52-212-4 FAR 52-212-3 AND 52-212-5

ARE ATTACHED ADDENDA

ARE

ARE NOT ATTACHED `

☑ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52-212-4 FAR

52.212-5 IS ATTACHED ADDENDA

ARE

ARENOT ATTACHED

`28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

☑ 29. AWARD OF CONTRACT: REF. SP0100-06-R-007 OFFER DATED YOUR OFFER ON SOLICATION BLOCK 5) INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR

31a. UNITED STATES OF AMERICA( SIGNATURE OF CONTRACTING OFFER)

Thomas J. Hutchison

30b. NAME AND TITLE OF SIGNER (Type or print)

30c. DATE SIGNED

31b. NAME OF CONTRACTING OFFICER (Type or print)

31c. DATE SIGNED

9/10/07

AUTHORIZED FOR LOCAL REPRODUCTION

THOMAS J. HUTCHINSON

PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV 3/2005)

Prescribed by GSA -FAR (48 CFR) 53.212

19. ITEM NO.

20. SCHEDULE OF SUPPLIES/SERVICES

21. QUANTITY

22. UNIT

23. UNIT PRICE

24. AMOUNT

32a. QUANTITY IN COLUMN 21 HAS BEEN

` RECEIVED

` INSPECTED

` ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32c. DATE

32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER

34. VOUCHER NUMBER

35. AMOUNT VERIFIED CORRECT FOR

36. PAYMENT

37. CHECK NUMBER

` PARTIAL

` FINAL

` COMPLETE

` PARTIAL

` FINAL

38. S/R ACOUNT NO.

39. S/F VOUCHER NUMNBER

40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

42a. RECEIVED BY (Print)

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c. DATE

42b. RECEIVED AT (Location)

42c. DATE REC’D (YY/MM/DD)

42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV 3/2005) BACK

ALTAMA FOOTWEAR	SPM1C1-07-D-1519	PAGE 3 OF 6

ITEM 0001—ACB & BOOT HW BLACK

UNRESTRICTED

Line Item 0002

ARMY COMBAT B GOT, HOT WEATHER

In accordance with Clause 52.217-9P12, Option for Indefinite Delivery, Indefinite Quantity Contract Term Extension, the Government may extend the term of this contract for four additional one year periods. The following minimum/maximum quantities/prices apply:

Army Combat Boot (ACB) Hot Weather:

	MIN QTY	MAX QTY	UNIT PRICE	SPECIAL MEASURE
BASE YEAR	83,045 Pr	337,261 Pr	$60.52	$125.00
OPTION I	61,737 Pr	308,682 Pr	$61.59	$125.00
OPTION II	61,737 Pr	308,682 Pr	$62.73	$125.00
OPTION III	61,737 Pr	308,682 Pr	$64.19	$125.00
OPTION IV	61,737 Pr	308,682 Pr	$65.47	$125.00

Out of Tariff Sizes:

UNIT PRICE
BASE YEAR	$125.00
OPTION I	$125.00
OPTION II	$125.00
OPTION III	$125.00
OPTION IV	$125.00

DESTINATION:

DD New Cumberland (W25G1U), DD Tracy (W62G2T), Lion Vallen (SC0102), Travis Association for the Blind (SD0131) and Peckam Vocational Industries (SD0119)

See individual delivery orders for CLINS / SUBCLINS

Variation in quantity: 2% increase / 2% decrease for sub-line item number (e.g., 0001AA)

The effective period of this contract is from the date of award through one (1) year thereafter.

In accordance with Clause 52.219-9, Small, Small Disadvantaged and Women Owned Small Business, the contractor’s subcontracting plan will be incorporated via modification upon approval.

ALTAMA FOOTWEAR	SPM1C1-07-D-1519	PAGE 4 OF 6

Remit to Address:

Altama Delta Corp.

P.O. Box 930974

Atlanta, GAS 1193

Place of Performance – Name and Location of Plants:

ALTAMA FOOTWEAR

701 MUNICIPAL ROAD

SALINAS, PR 007551

ALTAMA FOOTWEAR-Mfg

340 NATCHEZ TRACE DRIVE

LEXINGTON, TN 38351

ALTAMA FOOTWEAR-Wrhse

10575 Hwy 412 W

LEXINGTON, TN 38351

ALTAMA FOOTWEAR	SPM1C1-07-D-1519	PAGE 5 OF 6

SECTION G

REF. NO. DOC. BEING CONT’D

☒ 52.242-9P13 RESPONSIBILITY FOR ADMINISTRATION AND INSPECTION (MAY 2004) DSCP

     (a)    CORRESPONDENCE: All pertinent correspondence relative to this contract/order shall be directed to the administration office identified on Page 1 of this contract/order. Contractor requests for deviations from, or waiver of, specification requirements shall be submitted to the assigned Quality Assurance Representative (QAR).

☐ (b)    PROPERTY ADMINISTRATION

(1)    Where Government Furnished Material (GFM) is being provided under the Clothing and Textile Bailment System (DSCP Clause 52.245- 9P03), the responsibility for Property Administration is assigned to the administering office designated on Page 1 of this contract/order. The responsibility for maintenance of the Government’s official property records is retained by the Defense Supply Center Philadelphia (DSCP), ATTN: DSCP-            .

(2)    Where Government Loaned Property (GLP) is being provided (DSCP Clause 52.245-9P02), the responsibility for property administration is retained by the Defense Supply Center Philadelphia.

ATTN: DSCP-            .

(3)    Where Government Furnished Property (GFP), other than that cited in paragraphs (1) and (2) above, is being provided, the responsibility for property administration is assigned to the administration office designated on Page 1 of this contract/order.

     (c)    INSPECTION: Inspection shall be accomplished by the administration office at the contractor’s place of performance unless otherwise indicated below:

INSPECTION OFFICE (If other than administration office):

INSPECTION POINT (If other than place of performance): Destination—New Cumberland Depot

If a Government QAR has not been assigned by the time inspection service is needed, notify the cognizant inspection office.

☐ (d)    INSPECTION INSTRUCTIONS: The supplies shall be inspected for compliance with packaging, packing, marking and quantity requirements only. At the discretion of the QAR, the contractor’s test records (protocol) shall also be reviewed to determine compliance with requirements.

☒ (e)    ADVANCE NOTIFICATION: Pursuant to FAR Clause 52.246-2. Inspection of Supplies Fixed-Price, the Government hereby requests advance notification that supplies are ready for Government inspection. The contractor shall telephonically notify the Government QAR at the office indicated in para (c) above seven working days prior to the date supplies are ready for inspection.

☐ (f)    SPECIAL INSTRUCTIONS ON CoCs: The term “Contract Administration Office” as it is used in FAR Clause 52.246-15. Certificate of Conformance (CoC). shall be interpreted as the Food and Drug Administration office cited in para (c) above. This interpretation applies only to FAR Clause 52.246-15 and shall not apply to any administrative function performed by the office designated on Page 1, of this contract/order.

☐ 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIESBY SEA (MAR 2000) DFARS

     (a)    The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the

     Transportation of Supplies by Sea clause of this contract, will be transported by sea. the Contractor-

(1)    Shall notify the Contracting Officer of that fact: and

(2)    Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

     (b)    The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties-

(1)    In all subcontracts under this contract, if this contract is a construction contract: or

(2)    If this contract is not a construction contract, in all subcontracts under this contract that are for-

(i)    Noncommercial items: or

(ii)    Commercial items that-

ALTAMA FOOTWEAR	SPM1C1-07-D-1519	PAGE 6 OF 6

SECTION G

REF. NO. DOC. BEING CONT’D

(A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor docs not add value to items that it subcontracts for f.o.b. destination shipment):

(B) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations: or

(C) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.